Conquer Risk Defensive Bull Fund
		Schedule of Investments
	September 30, 2024 (Unaudited)
Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Equity
2,329,863	Direxion Daily S&P 500 Bull 3X Shares ETF * #	$ 381,981,039
1,459,920	Vanguard 500 Index Fund ETF **	770,355,986

Total for Exchange Traded Funds (Cost - $1,141,869,581)		1,152,337,025	96.72%

MONEY MARKET FUNDS
39,543,074	Goldman Sachs FS Government Fund Institutional - 4.78% +	39,543,074	3.32%

Total for Money Market Funds (Cost - $39,543,074)

	Total Investments (Cost - $181,412,655)	1,191,880,099	100.04%

	Liabilities in Excess of Other Assets	(516,474)	-0.04%

Net Assets		$1,191,363,625	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
http://www.direxion.com/regulatory-documents.
** Additional Information, including current Prospectus and Annual Reports, is available at
https://www.ishares.com/us/library.
+ The rate shown represents the 7-day yield at September 30, 2024.
# Affiliated investment due to Fund holding more than 5% of outstanding shares.

1.) AFFILIATED ISSUER TRANSACTIONS

When a Fund holds more than 5% of the outstanding shares of an investment, that investment is consider to be an affiliated investment of the Fund. During the quarter ended September 30, 2024, the Fund had the following transactions with affiliated companies:

Direxion Daily S&P
500 3X Bull Shares
Security Name	ETF
Value as of June 30, 2024	$ 378,039,823
Purchases	1,150,690,636
Sales	(1,122,229,242)
Change in Unrealized Gain (Loss)	10,935,705
Realized Gain (Loss)	(35,455,883)
Value as of September 30, 2024	$ 381,981,039

Shares Balance as of September 30, 2024	2,329,863
Dividends	$ -
Capital Gain Distributions	$ -